INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
13. INCOME TAXES

The Company accounts for income taxes using the liability method, which requires the determination of deferred tax assets and liabilities, based on the differences between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which differences are expected to reverse. The net deferred tax asset is adjusted by a valuation allowance, if, based on the weight of available evidence, it is more likely than not that some portion or all of the net deferred tax asset will not be realized. The income tax returns of the Company are subject to examination by federal and state taxing authorities. Such examination could result in adjustments to net income or loss, which changes could affect the income tax liabilities of the Company. The Company’s tax returns are open for inspection for all tax years from 2009 to present.

The Company’s policy is to include interest and penalties related to unrecognized tax benefits within the Company’s provision for (benefit from) income taxes. The Company recognized no amounts for interest and penalties related to unrecognized tax benefits in 2012, 2011 and the period from August 1, 2005 (inception) through December 31, 2013 and as of December 31, 2013 and 2012, had no amounts accrued for interest and penalties.

At December 31, 2013, the Company had no Federal income tax expense or benefit but did have Federal tax net operating loss carry-forwards of approximately $56.3 million. The federal net operating loss carry-forwards will begin to expire in 2026, unless previously utilized.

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s net deferred tax assets at December 31, 2013 and 2012 are shown below.

	For Years Ended December 31,
	2013	2012
Non-current deferred tax assets
Research tax credit	$2,873,000	$2,005,000
Net operating loss carry forwards	22,489,800	15,700,000
Stock based compensation	437,000	446,000
Total deferred tax assets	25,799,800	18,151,000
Non-current deferred tax liability
Bonus Section 401 Adjustment	(91,000)	-
Depreciation and amortization	(5,000)	(10,000)
Total net deferred tax assets	25,703,800	18,141,000
Valuation allowance	(25,703,800)	(18,141,000)
Net deferred tax assets	$-	$-

The Company records a valuation allowance for temporary differences for which it is more likely than not that the Company will not receive future tax benefits. At December 31, 2013 and 2012 the Company recorded valuation allowances of $25.7 million and $18.1 million, respectively, representing a change in the valuation allowance of $7.6 million for the previous fiscal year-ends, due to the uncertainty regarding the realization of such deferred tax assets, to offset the benefits of net operating losses generated during those years.

A reconciliation of the statutory tax rates and the effective tax rates for the years ended December 31, 2013 and 2012 are as follows:

	2013	2012

Federal tax	34.0%	34.0%
State tax	5.9%	5.9%
R&D Credit	2.7%	2.7%
Incentive stock options	3.6%	4.7%
Valuation allowance	(46.2)%	(47.3)%
Net	-	-

There was no income tax benefit recorded for the years ended December 31, 2013 and 2012.